SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

Date of Report (Date of earliest event reported)

SAFE TECHNOLOGIES INTERNATIONAL INC.

Exact name of registrant as specified in its charter)

Delaware

000-17746

22-2824492

(State or other jurisdiction

(Commission File

(I.R.S. Employer

of incorporation or organization)

Number)

Identification Number)

125 WORTH AVENUE, SUITE 113

PALM BEACH, FLORIDA 33480

 (Address of principal executive offices)

561-832-2700

Registrant’s telephone number, including area code.

Item 5.  Other Events

See Press Release dated July 23, 2003 attached hereto as Exhibit 99.1.

Item 7.  Exhibits

Exhibit No.

Description

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99.1

Press Release dated July 23, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe Technologies International, Inc.

By:  /s/ MICHAEL J. POSNER

Michael J Posner, President

Date:  July 23, 2003

Exhibit Index

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Exhibit No.

Description

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99.1

Press Release dated July 23, 2003